EXHIBIT 10.5

                                                         Public Deed No. 83/2000

                              P U B L I C  D E E D
                              (Offentliche Urkunde)

Before me, the undersigned Public Notary of the Canton of Zug, Switzerland, Peter B. Arnold, at his offices at Untermuli 6, CH-6300 Zug, Switzerland, appeared on Friday, this 13th day of October 2000:

1. Stefan Koller, born 23 September 1958, Swiss citizen, residing at Rebenstrasse 6, 6312 Steinhausen, Switzerland, Attorney-at-law, having his offices at Untermuli 6, 6300 Zug, Switzerland, here acting not in his own name but in the name and on behalf of

      -     Seat Pagine Gialle S.p.A., Via Aurelio Saffi, 18, I-10138 Torino,
            Italy,

            based on the duly legalized power of attorney dated 12 October 2000, which was presented upon notarisation and of which a copy is attached hereto as ENCLOSURE A;

      - J.P. Morgan Securities Ltd., 60 Victoria Embankment, GB-London EC4Y 0JP, England,

            based on the duly legalized power of attorney dated 12 October 2000, which was presented upon notarisation and of which a copy is attached hereto as ENCLOSURE B.

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2.    Hugo Trutsch, born 10 June 1958, Swiss citizen, residing at Rutiweid 2,
      6340 Baar, Switzerland, Attorney-at-law, having his offices at Neuhofstrasse 4, 6340 Baar, Switzerland, here acting not in his own name but in the name of and on behalf of

      RSL COM Deutschland GmbH, D-60528 Frankfurt am Main, Lyonerstr. 9,
      Germany,

      based on the duly legalized power of attorney dated 11 October 2000, which was presented upon notarisation and of which a copy is attached hereto as ENCLOSURE C.

The question of a prior involvement within the meaning of ss. 3 (1)(7) of the German Notarial Recordings Act was answered in the negative by the individuals appeared herein.

This having been done, the persons appearing declared, requesting that it be notarised, the following:

               AMENDMENT AGREEMENT TO THE JOINT VENTURE AGREEMENT
                   DATED 6 MAY 2000 AS AMENDED ON 10 MAY 2000


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                            SEAT PAGINE GIALLE S.P.A.

                            RSL COM DEUTSCHLAND GMBH

                                       AND

                           J.P. MORGAN SECURITIES LTD.

              ----------------------------------------------------
                    AMENDMENT AGREEMENT TO THE JOINT VENTURE
                    AGREEMENT DATED 6 MAY 2000 AS AMENDED ON
                                  10 MAY 2000
              ----------------------------------------------------

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                                    CONTENTS

CLAUSE                                                             PAGE

1.    Interpretation..................................................4

2.    Amendments to the Joint Venture Agreement.......................4

3.    Amendments to the Borrowing Request.............................5

4.    Amendments to the Forward Purchase Transaction..................6

5.    Release of the Cash Collateral..................................6

6.    Regular Information.............................................6

7.    Miscellaneous...................................................6

8.    Costs and Taxes.................................................6

9.    Governing Law - Arbitration.....................................7


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THIS AMENDMENT AGREEMENT dated 13 October 2000 is made among:

(1) Seat Pagine Gialle S.p.A., Via Aurelio Saffi 18, I-10138 Torino, Italy ("Seat");

(2) RSL COM Deutschland GmbH, Lyonerstrasse 9, D-60528 Frankfurt am Main, Germany ("RSL"); and

(3) J.P. Morgan Securities Ltd., 60 Victoria Embankment, London, EC4Y 0JP, England ("J.P. Morgan").

WHEREAS

(A) Seat and RSL have entered into a Joint Venture Agreement dated 6 May 2000, Public Deed Urk.Nr. 44/2000 of the Public Notary, Peter B. Arnold, Untermuli 6, CH-6300 Zug/Switzerland, which was amended by the Agreement regarding certain clarifications concerning the Public Deeds established by the acting Public Notary Urk.Nr. 43/2000, Urk.Nr. 44/2000 and Urk. Nr. 45/2000 between, inter alia, the parties to this Agreement on 10 May 2000, Public Deed Urk.Nr. 47/2000 of the Public Notary, Peter B. Arnold, Untermuli 6, CH-6300 Zug/Switzerland. Certified copies of these deeds were available for inspection by those present at the notarisation of this Agreement. Those present waived the right to have these deeds read out aloud and to have these deeds annexed to this Agreement.

(B) RSL and J.P. Morgan have entered into a Borrowing and Forward Purchase Agreement as Exhibit 4 to the Joint Venture Agreement which consists of
      (i) an Overseas Securities Lender's Agreement together with a Schedule;
      (ii) a Borrowing Request; (iii) an Agreement for the Transfer of Shares as Annex 1 to the Borrowing Request together with four appendices; (iv) an Escrow Agreement as Annex 2 to the Borrowing Request (also entered into with Morgan Stanley Bank AG, Junghofstrasse 13-15, D-60311 Frankfurt am Main, Germany, as Escrow Agent) with two appendices; (v) a 1992 ISDA Multicurrency - Cross Border Master Agreement together with a Schedule and the 1991 ISDA Definitions, the 1998 Supplement to the 1991 ISDA Definitions and the 1996 ISDA Equity Derivatives Definitions; (vi) a Forward Purchase Transaction and (vii) a Master Netting Agreement.

(C) All conditions of the transactions which should pursuant to the Joint Venture Agreement have taken place by 15 October 2000 will have taken place by that date except that the new Seat shares are not issued and freely tradable. In light of this development and in order to allow for such transactions to be performed still after 15 October 2000, the amendment agreements mentioned in paragraph (D) of these recitals are being entered into.


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

(D) Seat, RSL and J.P. Morgan have agreed to amend the Joint Venture Agreement together with the Borrowing and Forward Purchase Agreement. Seat and J.P. Morgan intend also to enter into an amendment agreement governed by Italian law of even date herewith to amend the Share Purchase Agreement entered into between Seat and J.P. Morgan and attached as Exhibit 5 to the Joint Venture Agreement.

1.    INTERPRETATION

      In this Agreement, including the recitals hereto, except so far as the context otherwise requires and subject to any contrary indication, words and expressions defined and expressed to be construed in the Joint Venture Agreement and the relevant Exhibits to the Joint Venture Agreement shall have the same meaning and construction mutatis mutandis herein.

2.    AMENDMENTS TO THE JOINT VENTURE AGREEMENT

2.1 The reference in Section 3 (Consideration) subparagraph 3 of the Joint Venture Agreement to 15 October 2000 shall be amended and replaced by a reference to 30 November 2000 (the "Amended Final Subscription Date").

2.2 In Section 3 subparagraph 5 the words following the date of October 16, 2000 ("provided Seat decides to uphold this agreement pursuant to Section 4 No. 3 (b)") shall be deleted.

2.3 Section 4 subparagraph 3 shall be completely replaced and amended and shall read as follows:

      "Final Subscription Date

      (a) In such a case where the new Seat shares contemplated by Section 3 subparagraph 3 are not available as freely tradable shares on November 30, 2000 (the "Amended Final Subscription Date") due to causes beyond control of Seat, the Parties shall discuss and use their best efforts to postpone the Amended Final Subscription Date. In the case that such discussions do not lead to a postponement of the Amended Final Subscription Date (which would then be the "Agreed Final Subscription Date" but which cannot be later than December 20, 2000 [the "Final Cut off Date"]) by December 20, 2000, then (and only then, following the date of December 20, 2000) the consideration shall become due in the form described in subparagraph
            (b) below on the next Business Day. However, the consideration shall become due in the form described in subparagraph (b) below already immediately after November 30, 2000 if the new Seat shares contemplated by Section 3 subparagraph 3 are not available as freely


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

            tradable shares on November 30, 2000 due to causes under the control of Seat.

      (b) In the cases refered to in subparagraph (a) the consideration to the Intermediary pursuant to Section 3 subparagraph 2 shall no longer be due in the form of Seat shares, but in the form of a cash amount corresponding to the Cash Equivalent (as defined in Section 3 subparagraph 4).(c) The Parties agree that Seat has in any event the right to deliver (by itself or through a third party as may be instructed by Seat) by the Amended Final Subscription Date (or by the Agreed Final Subscription Date, if such date will be agreed, or by the Final Cut off Date) existing Seat shares in lieu of the new Seat shares contemplated by Section 3 subparagraph 3 provided the existing Seat shares are likewise freely tradable and carry at least the same rights as the new Seat shares.

      (d) The Parties agree that Seat shall (other than in the version of the Joint Venture Agreement which was notarised on May 6, 2000) no longer have a right to terminate this Agreement against a break-up fee."

2.4 Subject to Section 4 subparagraph 3 of the Joint Venture Agreement as amended, the parties to this Agreement agree that their rights and obligations set forth in the Joint Venture Agreement as amended are irrevocable.

2.5 For the avoidance of doubt, the Option Agreement entered into between Seat and RSL dated 6 May 2000, Public Deed Urk.Nr. 45/2000 of the Notary Public, Peter B. Arnold, Untermuli 6, CH-6300 Zug/Switzerland shall not be affected by this Agreement. Consequently, the parties agree that the Joint Venture Agreement (as amended hereby) is effective and no longer terminable or rescindable by SEAT for any reason and accordingly, the options provided to RSL and SEAT under the Option Agreement entered into between Seat and RSL dated 6 May, 2000, Public Deed Urk.Nr. 45/2000 of the Notary Public, Peter B. Arnold, Untermuli 6, CH-6300 Zug/Switzerland, are fully exerciseable under their terms, as of the respective periods referred to therein.

3.    AMENDMENTS TO THE BORROWING REQUEST

      The right of the Lender to call for the retransfer of the Securities pursuant to Clause 7 (B) of the OSLA and the termination right of the Borrower pursuant to Clause 7 (E) of the OSLA as amended by the Special Terms of the Borrowing Request shall hereby be definitely waived and excluded.


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4.    AMENDMENTS TO THE FORWARD PURCHASE TRANSACTION

4.1 The definition of Purchase Price and Maturity Date under the Terms of the Forward Purchase Transaction shall be amended and construed in light of this Agreement.

4.2 In the definition of Maturity Date under the Terms of Forward Purchase Transaction any reference to 15 October 2000 shall be amended and replaced by a reference to the Amended Final Subscription Date or, where applicable, the Agreed Final Subscription Date (as defined and referred to in Clause 2.3 of this Agreement) or, as the case may be, the Final Cut off Date (as defined and referred to in Clause 2.3 of this Agreement) and any reference to 16 October 2000 shall be amended and replaced by a reference to the next following Business Day (as defined in the Borrowing Request) after the Amended Final Subscription Date or, where applicable, the Agreed Final Subscription Date or, as the case may be, the Final Cut off Date.

4.3 The first sentence of the provisions of Sale and Purchase of Shares of the Forward Purchase Transaction shall be amended and construed in the light of this Agreement and the second sentence of the provisions of Sale and Purchase of Shares of the Forward Purchase Transaction shall be deleted.

5.    RELEASE OF THE CASH COLLATERAL

      Section 3 subparagraph 5 second sentence of the Joint Venture Agreement shall be amended as above and J.P. Morgan shall instruct the Escrow Agent to release the Cash Collateral deposited with the Escrow Agent on 18 October 2000.

6.    REGULAR INFORMATION

      Seat shall instruct law firm Bonelli Erede Pappalardo to regularly inform representatives of RSL about the status of the process by which the new Seat shares come into existence as freely tradable shares.

7.    MISCELLANEOUS

      Section 14 (Confidentiality) and Section 17 (Miscellaneous) of the Joint Venture Agreement shall apply to this Agreement, mutatis mutandis, as if references therein to the agreement were references to this Agreement.

8.    COSTS AND TAXES

      Section 13 - Costs and Taxes subparagraphs 1 through 3 of the Joint Venture Agreement shall apply to this Agreement, mutatis mutandis.


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9.    GOVERNING LAW - ARBITRATION

      This Agreement shall be governed by and construed in accordance with German law. All disputes arising out of or in connection with this Agreement shall be decided by three arbitrators according to the Rules for Arbitration provided by the International Chamber of Commerce and, where applicable, according to the procedures set out in the Arbitration Agreement entered into inter alia by the Parties hereto dated 6 May 2000. Any arbitration proceedings shall be held in Paris and in the English language.

IN WITNESS whereof the parties hereto have executed this Agreement on the date first above written.

Signed for and on behalf of

Seat Pagine Gialle S.p.A.


/s/
-------------------------

Signed for and on behalf of

RSL COM Deutschland GmbH


/s/
-------------------------

Signed for and on behalf of

J.P. Morgan Securities Ltd.


/s/
-------------------------


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                             NOTARIAL AUTHENTICATION
                           (Oeffentliche Beurkundung)
                            (Public Deed No. 83/2000)

The undersigned Notary Public of the Canton of Zug, Switzerland, lic. iur. Peter
B. Arnold, Attorney at Law, hereby certifies and authenticates:

The foregoing Agreement corresponds with the intentions and the free will of the parties who personally appeared in the capacities as follows:

1. Stefan Koller, born 23 September 1958, Swiss citizen, residing at Rebenstrasse 6, 6312 Steinhausen, Switzerland, Attorney-at-law, having his offices at Untermuli 6, 6300 Zug, Switzerland, here acting not in his own name but in the name and on behalf of

      -     Seat Pagine Gialle S.p.A., Via Aurelio Saffi, 18, I-10138 Torino,
            Italy,

            based on the duly legalized power of attorney dated 12 October 2000, which was presented upon notarisation and of which a copy is attached hereto as ENCLOSURE A;

      - J.P. Morgan Securities Ltd., 60 Victoria Embankment, GB-London EC4Y 0JP, England,

            based on the duly legalized power of attorney dated 12 October 2000, which was presented upon notarisation and of which a copy is attached hereto as ENCLOSURE B.

2. Hugo Trutsch, born 10 June 1958, Swiss citizen, residing at Rutiweid 2, 6340 Baar, Switzerland, Attorney-at-law, having his offices at Neuhofstrasse 4, 6340 Baar, Switzerland, here acting not in his own name but in the name and on behalf of

      RSL COM Deutschland GmbH, D-60528 Frankfurt am Main, Lyonerstr. 9,
      Germany,

      based on the duly legalized power of attorney dated 11 October 2000, which was presented upon notarisation and of which a copy is attached hereto as ENCLOSURE C.

The foregoing Deed was laid out for inspection to and was approved by the persons appearing. Subsequently, the Deed was read out aloud to the persons appearing before the notary, approved by the person appearing and executed by them in their own hands.

This Public Deed is made out in 4 original copies.

Zug/Switzerland, this 13th day of October 2000

                                          The Notary Public


                                          Peter B. Arnold